EXHIBIT 10.2

EXECUTION COPY

U.S. GUARANTEE AND COLLATERAL AGREEMENT

dated as of

December 17, 2003,

among

SENSUS METERING SYSTEMS INC.,

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.,

the Subsidiaries of SENSUS METERING SYSTEMS INC. identified herein,

and

CREDIT SUISSE FIRST BOSTON,

as U.S. Collateral Agent

[CS&M Ref No. 5865-210]

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Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Capital Stock; Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

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U.S. GUARANTEE AND COLLATERAL AGREEMENT dated as of December 17, 2003, among SENSUS METERING SYSTEMS INC., a Delaware corporation (the “U.S. Borrower”), SENSUS METERING SYSTEMS (BERMUDA 2) LTD., a company organized under the laws of Bermuda (“Holdings”), the Subsidiaries of the U.S. Borrower identified herein and CREDIT SUISSE FIRST BOSTON (together with its affiliates, “CSFB”), as U.S. collateral agent (in such capacity, the “U.S. Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of December 17, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, Sensus Metering Systems (LuxCo 2) S.àr.l., a société à responsabilité limitée incorporated under Luxembourg law, Holdings, the lenders from time to time party thereto (the “Lenders”) and CSFB, as general administrative agent (in such capacity, the “General Administrative Agent”) and as European administrative agent, U.S. collateral agent and European collateral agent.  The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) pursuant to, and upon the terms and conditions specified in, the Credit Agreement.  The obligations of the Lenders to extend credit to the Borrowers are conditioned upon, among other things, the execution and delivery of this Agreement by Holdings, the U.S. Borrower and the U.S. Subsidiary Guarantors.  Holdings and the U.S. Subsidiary Guarantors are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement.  (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement.  All terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein.  All references to the Uniform Commercial Code shall mean the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Account Debtor” shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together will all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Agreement” shall mean this U.S. Guarantee and Collateral Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01.

“Borrowers” shall mean the U.S. Borrower and the European Borrower.

“Claiming Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.

“Collateral Agents” shall mean the U.S. Collateral Agent and the European Collateral Agent.

“Commercial Tort Claim” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Commodities Intermediary” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement, excluding any Copyright licenses that are granted as an ancillary and non-material part of services, supply or manufacturing arrangements or other collaborations with a third party principally in order to facilitate the main purpose of such arrangements or collaborations.

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“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“CSFB” shall have the meaning assigned to such term in the preamble.

“Deposit Account” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Electronic Chattel Paper” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Entitlement Holder” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.

“Entitlement Order” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.

“Equipment” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Equity Interests” shall mean shares, shares of capital stock, partnership interests, membership interests in a company, limited liability company, beneficial interests in a trust or other equity interests in any person, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such equity interests or such convertible or exchangeable obligations.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04.

“Financial Asset” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.

“Fraudulent Transfer Laws” shall have the meaning assigned to such term in Section 2.01.

“General Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

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“General Intangibles” shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, companies, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” shall mean Holdings, the U.S. Borrower and the U.S. Subsidiary Guarantors.

“Holdings” shall have the meaning assigned to such term in the preamble.

“Instrument” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Inventory” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Investment Property” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Lenders” shall have the meaning assigned to such term in the preliminary statement.

“Letter-of-Credit Right” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“License” shall mean any Patent License, Trademark License or Copyright License to which any Grantor is a party, including those listed on Schedule III.

“Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment

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or otherwise, (ii) each payment required to be made by a Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrowers to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Funding Lender” shall mean any Revolving Lender that shall have failed to fund any participation (a) in respect of any Swingine Loan in accordance with Section 2.22(e) of the Credit Agreement or (b) in respect of any L/C Disbursement in accordance with Sections 2.23(d) and 2.02(f) of the Credit Agreement.

“Obligations” shall mean (a) the Loan Document Obligations and (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement, excluding any Patent licenses that are granted as an ancillary and non-material part of services, supply or manufacturing arrangements or other collaborations with a third party principally in order to facilitate the main purpose of such arrangements or collaborations.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor:  (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or

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claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the U.S. Borrower.

“pledge” shall also include charge.

“Pledged Collateral” shall have the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01.

“Pledged Intercompany Notes” shall have the meaning assigned to such term in Section 3.02(b).

“Pledged Securities” shall mean any promissory notes, share certificates, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall have the meaning assigned to such term in Section 3.01.

“Pledged Subsidiary Stock” shall have the meaning assigned to such term in Section 3.02(a).

“Proceeds” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

“Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agents, (c) the Collateral Agents, (d) any Issuing Bank, (e) each counterparty to any Hedging Agreement with a Loan Party that either (i) is in effect on the Closing Date if such counterparty is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

“Securities Account” shall have the meaning assigned to such term in Section 8-501 of the New York UCC.

“Securities Intermediary” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.

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“Security” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.

“Security Interest” shall have the meaning assigned to such term in Section 4.01.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, excluding any Trademark licenses that are granted as an ancillary and non-material part of services, supply or manufacturing arrangements or other collaborations with a third party principally in order to facilitate the main purpose of such arrangements or collaborations.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Unfunded Participations” shall mean (a) with respect to the Swingline Lender, the aggregate amount, if any, of participations in respect of any outstanding Swingline Loan that shall not have been funded by the applicable Revolving Lenders in accordance with Section 2.22(e) of the Credit Agreement and (b) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the applicable Revolving Lenders in accordance with Sections 2.23(d) and 2.02(f) of the Credit Agreement.

“U.S. Borrower” shall have the meaning assigned to such term in the preamble.

“U.S. Collateral Agent” shall have the meaning assigned to such term in the preamble.

“U.S. Guarantors” shall mean Holdings and the U.S. Subsidiary Guarantors; provided, however, that the term “U.S. Guarantors” shall include the U.S. Borrower with respect to the European Obligations.

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“U.S. Subsidiary Guarantors” shall mean (a) the Subsidiaries identified on Schedule I hereto as U.S. Subsidiary Guarantors and (b) each other Subsidiary that becomes a party to this Agreement as a U.S. Subsidiary Guarantor after the Closing Date.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee.  (a) Each U.S. Guarantor unconditionally guarantees, jointly with the other U.S. Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations.  Each of the U.S. Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.  Each of the U.S. Guarantors waives presentment to, demand of payment from and protest to either Borrower or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b)  Notwithstanding anything in this Agreement to the contrary, the obligations of each U.S. Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such U.S. Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such U.S. Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such U.S. Guarantor (i) in respect of intercompany Indebtedness to a Borrower or Affiliates of a Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such U.S. Guarantor hereunder and (ii) under any Guarantee of senior unsecured Indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such U.S. Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such U.S. Guarantor pursuant to (x) applicable law or (y) any agreement providing for an equitable allocation among such U.S. Guarantor and other Affiliates of a Borrower of obligations arising under Guarantees by such parties (including the provisions of Article VI).

SECTION 2.02. Guarantee of Payment.  Each of the U.S. Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by either Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the U.S. Collateral Agent or any other Secured Party in favor of either Borrower or any other person.

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SECTION 2.03. No Limitations, Etc.  (a) Except for termination of a U.S. Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each U.S. Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each U.S. Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of either Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other U.S. Guarantor under this Agreement; (iii) the release of any security held by either Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any U.S. Guarantor or otherwise operate as a discharge of any U.S. Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations).  Each U.S. Guarantor expressly authorizes the U.S. Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion (subject to the New York UCC and other applicable law) or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any U.S. Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each U.S. Guarantor waives any defense based on or arising out of any defense of either Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either Borrower or any other Loan Party, other than the payment in full in cash of all the Obligations.  The U.S. Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with either Borrower or any other Loan Party or exercise any other right or remedy available to them against either Borrower or any other Loan Party, without affecting or impairing in any way the liability of any U.S. Guarantor hereunder except to the extent the Obligations have been fully paid in full in cash.  To the fullest extent permitted by applicable law, each U.S. Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such U.S. Guarantor against either Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement.  Each of the U.S. Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be,

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if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by either Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of either Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that either Collateral Agent or any other Secured Party has at law or in equity against any U.S. Guarantor by virtue hereof, upon the failure of either Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each U.S. Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the U.S. Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation.  Upon payment by any U.S. Guarantor of any sums to the U.S. Collateral Agent as provided above, all rights of such U.S. Guarantor against either Borrower or any other U.S. Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information.  Each U.S. Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such U.S. Guarantor assumes and incurs hereunder, and agrees that neither of the Collateral Agents nor any other Secured Party will have any duty to advise such U.S. Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge.  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the U.S. Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the U.S. Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Stock”); provided, however, that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary (it being understood and agreed that, for purposes of this Section 3.01, “voting Equity Interests” shall include Equity Interests that entitle any holder or holders thereof to vote upon, or otherwise consent to, any action relating to the management, operations or business of the issuer of such Equity Interests, including, without limitation, any action to dissolve, liquidate, reorganize, recapitalize, merge, consolidate, amalgamate or sell all or substantially all the assets of such issuer); (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other

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instruments evidencing such debt securities (the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the U.S. Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the U.S. Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral.  (a)  Each Grantor agrees promptly to deliver or cause to be delivered to the U.S. Collateral Agent (i) any and all certificates representing Equity Interests owned by it and listed on Schedule II and any other Equity Interests of Subsidiaries required to be pledged pursuant to Section 5.09 of the Credit Agreement (collectively, “Pledged Subsidiary Stock”) and (ii) following the occurrence and during the continuance of an Event of Default, at the request of the U.S. Collateral Agent, all Pledged Securities that are certificated.

(b) Each Grantor agrees promptly to deliver or cause to be delivered to the U.S. Collateral Agent (i) duly executed promissory notes evidencing all Indebtedness for borrowed money owed to such Grantor by any person required to be pledged hereunder pursuant to Section 6.04(c) of the Credit Agreement (“Pledged Intercompany Notes”) and (ii) following the occurrence and during the continuance of an Event of Default, at the request of the U.S. Collateral Agent, any other such Indebtedness that is evidenced by a promissory note.

(c) Upon delivery to the U.S. Collateral Agent, (i) any Pledged Securities required to be delivered to the U.S. Collateral Agent under this Section 3.02 shall be accompanied by stock powers or share transfer forms, as the case may be, duly executed in blank or other instruments of transfer reasonably satisfactory to the U.S. Collateral Agent and by such other instruments and documents as the U.S. Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral required to be delivered to the U.S. Collateral Agent under this Section 3.02 shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the U.S. Collateral Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

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SECTION 3.03. Representations, Warranties and Covenants.  The Grantors jointly and severally represent, warrant and covenant to and with the U.S. Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of Pledged Subsidiary Stock of the issuer thereof represented by such Pledged Subsidiary Stock and includes all Pledged Intercompany Notes required to be pledged hereunder;

(b) the Pledged Subsidiary Stock and Pledged Intercompany Notes have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Subsidiary Stock, are fully paid and nonassessable and (ii) in the case of Pledged Intercompany Notes, are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens (other than Liens permitted under Section 6.02 of the Credit Agreement), (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement or permitted under Section 6.02 of the Credit Agreement and transfers made in compliance with the Credit Agreement, and (iv) subject to Section 3.02 and Section 3.06, will cause any and all Pledged Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the U.S. Collateral Agent and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Loan Documents or applicable securities laws or permitted by any Loan Document, the Pledged Subsidiary Stock and Pledged Intercompany Notes are and will continue to be freely transferable and assignable, and none of such Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law (or bye-law) provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the U.S. Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will, in the exercise of its reasonable business judgment, defend its title or interest thereto or therein against any and all Liens (other than any Lien permitted under Section 6.02 of the Credit Agreement), however arising, of all persons whomsoever;

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(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge of the Pledged Subsidiary Stock and Pledged Intercompany Notes effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the U.S. Collateral Agent in accordance with this Agreement, the U.S. Collateral Agent will obtain a legal, valid and (subject to a Lien permitted under Section 6.02(d) of the Credit Agreement) perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

(h) the pledge effected hereby is effective to vest in the U.S. Collateral Agent, for the benefit of the Secured Parties, the rights of the U.S. Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. [INTENTIONALLY OMITTED]

SECTION 3.05. Registration in Nominee Name; Denominations.  The U.S. Collateral Agent, on behalf of the Secured Parties, shall hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the U.S. Collateral Agent, but following the occurrence and during the continuance of an Event of Default shall have the right (in its sole and absolute discretion ) to hold the Pledged Securities in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent).  Each Grantor will promptly give to the U.S. Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.  Following the occurrence and during the continuance of an Event of Default, the U.S. Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, etc.  (a)  Unless and until an Event of Default shall have occurred and be continuing and the U.S. Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default with respect to Holdings or either Borrower under paragraph (g) or (h) of Article VII of the Credit Agreement):

(i)            Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the U.S. Collateral Agent or the other Secured Parties under this Agreement or

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the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii)           The U.S. Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as a Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)          Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement and the other Loan Documents; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the U.S. Collateral Agent and, to the extent required under Section 3.02, shall be forthwith delivered to the U.S. Collateral Agent in the same form as so received (with any necessary endorsement).  This paragraph (iii) shall not apply to dividends between or among the U.S. Borrower and the U.S. Subsidiary Guarantors only of property subject to a perfected security interest under this Agreement; provided that the U.S. Borrower notifies the U.S. Collateral Agent in writing, specifically referring to this Section 3.06 at the time of such dividend and takes any actions the U.S. Collateral Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default, after the U.S. Collateral Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the U.S. Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions as Pledged

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Collateral hereunder.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the U.S. Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the U.S. Collateral Agent upon demand in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the U.S. Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the U.S. Collateral Agent in an account (which may be a non-interest bearing account) to be established by the U.S. Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived and the applicable Grantor or Grantors have delivered to the General Administrative Agent certificates to that effect, the U.S. Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each Grantor all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account (it being acknowledged and agreed that the U.S. Collateral Agent shall not have any obligation to invest any monies or other properties contained in such account).

(c) Upon the occurrence and during the continuance of an Event of Default, after the U.S. Collateral Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the U.S. Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the U.S. Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, the U.S. Collateral Agent shall have the right from time to time during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the U.S. Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the U.S. Collateral Agent in its reasonable discretion) and without waiving or otherwise affecting the U.S. Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest.  (a)  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns

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and pledges to the U.S. Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the U.S. Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, subject to the last sentence of this Section 4.01(a), the “Article 9 Collateral”):

(i)            all Accounts;

(ii)           all Chattel Paper;

(iii)          all cash and Deposit Accounts;

(iv)          all Documents;

(v)           all Equipment;

(vi)          all General Intangibles;

(vii)         all Instruments;

(viii)        all Inventory;

(ix)           all Investment Property;

(x)            all Letter-of-Credit Rights;

(xi)           all books and records pertaining to the Article 9 Collateral; and

(xii)          to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, “Article 9 Collateral” shall not include any (i) Equipment subject to purchase money security interests, capital leases or synthetic leases, in each case, only to the extent permitted under the Credit Agreement; (ii) motor vehicles; (iii) leasehold interests; and (iv) Accounts, General Intangibles, or other rights described above arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, notwithstanding applicable anti-assignment provisions under the New York UCC.

(b) Each Grantor hereby irrevocably authorizes the U.S. Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as all assets of

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such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or similar legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including  (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates.  Each Grantor agrees to provide such information to the U.S. Collateral Agent promptly upon request.

The U.S. Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or to file such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the U.S. Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the U.S. Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties.  Each Grantor represents and warrants to the U.S. Collateral Agent and the Secured Parties that:

(a) It has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the U.S. Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date.  Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the U.S. Collateral Agent based upon the information provided to the General Administrative Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the U.S. Borrower to the General Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.09 of the Credit Agreement, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office

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and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date to establish a legal, valid and perfected security interest in favor of the U.S. Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and, as of the Closing Date, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.  Each Grantor represents and warrants that a fully executed agreement in the form hereof and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the U.S. Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the U.S. Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and, as of the Closing Date, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

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(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.  None of the Grantors hold any Commercial Tort Claim except as indicated on the Perfection Certificate.

SECTION 4.03. Covenants.  (a) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the U.S. Collateral Agent may reasonably request, promptly to prepare and deliver to the U.S. Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the U.S. Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

(b) Each Grantor shall, at its own expense, take any and all actions reasonably necessary to defend title to all material portions of the Article 9 Collateral against all persons and to defend the Security Interest of the U.S. Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.  Nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is, in the exercise of its reasonable business judgment, desirable in the conduct of its business and is permitted under the Credit Agreement.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the U.S. Collateral Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.  If, upon the occurrence and during the continuance of an Event of Default, any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other

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instrument in excess of $250,000, such note or instrument, at the request of the U.S. Collateral Agent, shall be promptly pledged and delivered to the U.S. Collateral Agent, duly endorsed in a manner satisfactory to the U.S. Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the U.S. Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may, in the U.S. Collateral Agent’s judgment, constitute material Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 20 days after it has been notified by the U.S. Collateral Agent of the specific identification of such Collateral, to advise the U.S. Collateral Agent in writing of any material inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral.  Each Grantor agrees that it will use its commercially reasonably efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to such Collateral within 45 days after the date it has been notified by the U.S. Collateral Agent of the specific identification of such Collateral.

(d) Subject to and in accordance with the provisions of Section 5.07 of the Credit Agreement, the U.S. Collateral Agent and such persons as the U.S. Collateral Agent may designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors (only upon the occurrence and during the continuance of an Event of Default) or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The U.S. Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party; provided that the U.S. Collateral Agent and each Secured Party shall maintain the confidentiality of such information as provided in Section 9.17 of the Credit Agreement.

(e) At its option upon the occurrence and during the continuance of an Event of Default, the U.S. Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 6.02 of the Credit Agreement, except for Taxes, assessments, charges, fees, Liens, security interests or other encumbrances that are being contested in good faith by appropriate proceedings and for which a Grantor shall have set aside on its books adequate reserves, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the U.S. Collateral Agent on demand for any payment made or any reasonable expense incurred by the U.S. Collateral Agent pursuant

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to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the U.S. Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall, to the extent not already subject to the security interest created under Section 3.01 or 4.01, promptly assign such security interest to the U.S. Collateral Agent.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

(g) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the U.S. Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement.  None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except to the extent not prohibited by the Credit Agreement.

(i) None of the Grantors will, without the U.S. Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

(j) Each Grantor irrevocably makes, constitutes and appoints the U.S. Collateral Agent (and all officers, employees or agents designated by the U.S. Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations

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and decisions with respect thereto.  In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the U.S. Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the U.S. Collateral Agent deems reasonably advisable. All sums disbursed by the U.S. Collateral Agent in connection with this paragraph, including reasonable and documented attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the U.S. Collateral Agent and shall be additional Obligations secured hereby.

(k) Each Grantor shall maintain, in form and manner reasonably satisfactory to the U.S. Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

SECTION 4.04. Other Actions.  In order to further insure the attachment, perfection and priority of, and the ability of the U.S. Collateral Agent to enforce, the U.S. Collateral Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If such Grantor shall at any time hold or acquire, following the occurrence and during the continuance of an Event of Default, any Instruments with a value in excess of $250,000, such Grantor, at the request of this U.S. Collateral Agent, shall forthwith endorse, assign and deliver the same to the U.S. Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the U.S. Collateral Agent may from time to time specify.

(b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains following the occurrence and during the continuation of an Event of Default, such Grantor shall cause the depositary bank to agree to comply at any time with instructions from the U.S. Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other person, pursuant to an agreement in form and substance reasonably satisfactory to the U.S. Collateral Agent, such depository bank and such Grantor.  The U.S. Collateral Agent agrees with each Grantor that the U.S. Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to (A) any Deposit Account for which any Grantor, the depositary bank and the U.S. Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the U.S. Collateral Agent for the specific purpose set forth therein, (B) Deposit Accounts for which the U.S. Collateral Agent is the depositary and (C) local Deposit Accounts opened or

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maintained by a Grantor for “petty cash” or similar purposes with a monthly average balance of less than $1,000,000.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time following the occurrence and during the continuation of an Event of Default hold or acquire any certificated securities with a value in excess of $250,000, such Grantor shall forthwith endorse, assign and deliver the same to the U.S. Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the U.S. Collateral Agent may from time to time reasonably specify.  If any securities now or hereafter acquired by any Grantor with a value in excess of $250,000 are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall, following the occurrence and during the continuation of an Event of Default, promptly notify the U.S. Collateral Agent thereof and, at the U.S. Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the U.S. Collateral Agent and the issuer of such security, either (a) cause the issuer to agree to comply with instructions from the U.S. Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for the U.S. Collateral Agent to become the registered owner of the securities as security for the Obligations.  If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor with a value in excess of $250,000 are held by such Grantor or its nominee through a Securities Intermediary or Commodities Intermediary, such Grantor, following the occurrence and during the continuation of an Event of Default, shall promptly notify the U.S. Collateral Agent thereof and, at the U.S. Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the U.S. Collateral Agent and such Securities Intermediary or Commodities Intermediary, either (a) cause such Securities Intermediary or Commodities Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the U.S. Collateral Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the U.S. Collateral Agent to such Commodities Intermediary, in each case without further consent of any Grantor or such nominee, or (b) in the case of Financial Assets (as governed by Article 8 of the New York UCC) or other Investment Property held through a Securities Intermediary, arrange for the U.S. Collateral Agent to become an Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the U.S. Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property.  The U.S. Collateral Agent agrees with each of the Grantors that the U.S. Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodities Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a

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Securities Account for which the U.S. Collateral Agent is the Securities Intermediary.

(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires, following the occurrence and during the continuation of an Event of Default, an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $250,000, such Grantor shall promptly notify the U.S. Collateral Agent thereof and, at the request of the U.S. Collateral Agent, shall take such action as the U.S. Collateral Agent may reasonably request to vest in the U.S. Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The U.S. Collateral Agent agrees with such Grantor that the U.S. Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the U.S. Collateral Agent and so long as such procedures will not result in the U.S. Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor with respect to which the Security Interest is not otherwise perfected under the New York UCC, such Grantor, following the occurrence and during the continuation of an Event of Default, shall promptly notify the U.S. Collateral Agent thereof and, at the request and option of the U.S. Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the U.S. Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the U.S. Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the U.S. Collateral Agent to become the transferee beneficiary of the letter of credit, with the U.S. Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim that has a reasonable possibility of yielding net proceeds in excess of $2,500,000, the Grantor shall promptly notify the U.S. Collateral Agent thereof in a writing signed by such Grantor including a summary

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description of such claim and grant to the U.S. Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the U.S. Collateral Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral.  (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit do to any act, whereby any Patent that is material to the conduct of such Grantor’s business could reasonably be expected to become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its material rights under applicable patent laws.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) use commercially reasonable efforts to maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient, in the exercise of its reasonable business judgment, to establish and preserve its material rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation in any material respects of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient in the exercise of its reasonable business judgment, to establish and preserve its material rights under applicable copyright laws.

(d) Each Grantor shall notify the U.S. Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business could reasonably be expected to become abandoned, lost or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) material to the conduct of such Grantor’s business with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the U.S. Collateral Agent, and, upon request of the U.S. Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the

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U.S. Collateral Agent may reasonably request to evidence the U.S. Collateral Agent’s security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the U.S. Collateral Agent as its attorney-in-fact to execute and file such reasonably necessary writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f) Each Grantor will take all necessary steps that it deems appropriate under the circumstances and are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

(g) In the event that any Grantor becomes aware that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party in any material respect, such Grantor promptly shall notify the U.S. Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.  Such Grantor may discontinue or settle any such suit or other action if the Grantor deems such discontinuance or settlement to be appropriate in its reasonable business judgment.

(h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, at the request of the U.S. Collateral Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the U.S. Collateral Agent or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies upon Default.  Upon the occurrence and during the continuance of an Event of Default, it is agreed that the U.S. Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the U.S. Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an

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exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the U.S. Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law, including, without limitation, any required consent of the Bermuda Monetary Authority.  Without limiting the generality of the foregoing, each Grantor agrees that the U.S. Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the U.S. Collateral Agent shall deem appropriate.  The U.S. Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the U.S. Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and the Grantors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The U.S. Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the U.S. Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the U.S. Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the U.S. Collateral Agent may (in its sole and absolute discretion) determine.  The U.S. Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The U.S. Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the U.S. Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the U.S. Collateral Agent

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shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the U.S. Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the U.S. Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full (unless otherwise provided by the terms of such agreement).  As an alternative to exercising the power of sale herein conferred upon it, the U.S. Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds.  The U.S. Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable and documented costs and expenses incurred by the General Administrative Agent and/or the U.S. Collateral Agent (in their capacity as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all reasonable and documented court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the General Administrative Agent and/or the U.S. Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of up to $5,000,000 of Unfunded Participations (the amounts so applied to be distributed between or among the Swingline Lender and any Issuing Bank pro rata in accordance with the amounts of Unfunded Participations owed to them on the date of any such distribution);

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THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such Obligations owed to them on the date of any such distribution); and

FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

If any payment is made under paragraph SECOND above, the Secured Parties (other than the Swingline Lender or any Issuing Bank, to the extent any such person has received any such payment) shall be subrogated to the rights of the Swingline Lender or any Issuing Bank that has received any such payment in respect of the Non-Funding Lenders to the extent of such payment.  The U.S. Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the U.S. Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the U.S. Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the U.S. Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property.  For the purpose of enabling the U.S. Collateral Agent to exercise rights and remedies under this Article at such time as the U.S. Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the U.S. Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the U.S. Collateral Agent shall be exercised, at the option of the U.S. Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the U.S. Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc.  In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the U.S. Collateral Agent if the U.S. Collateral Agent were to attempt to dispose of all or any part of the

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Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the U.S. Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state or other applicable securities laws or similar laws analogous in purpose or effect.  Each Grantor recognizes that in light of such restrictions and limitations the U.S. Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the U.S. Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale.  Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the U.S. Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the U.S. Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the U.S. Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the U.S. Guarantors may have under applicable law (but subject to Section 6.03), the U.S. Borrower agrees that (a) in the event a payment shall be made by any U.S. Guarantor under this Agreement, the U.S. Borrower shall indemnify such U.S. Guarantor for the full amount of such payment and such U.S. Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any U.S. Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, the U.S. Borrower shall indemnify such U.S. Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation.  Each U.S. Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other U.S. Guarantor hereunder in respect of any Obligation or assets of any other U.S. Guarantor shall be sold pursuant to any Security Document to

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satisfy any Obligation owed to any Secured Party and such other U.S. Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the U.S. Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the U.S. Guarantors on the date hereof (or, in the case of any U.S. Guarantor becoming a party hereto pursuant to Section 7.16, the date of the Supplement hereto executed and delivered by such U.S. Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination.  (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the U.S. Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of a Borrower or any U.S. Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any U.S. Guarantor with respect to its obligations hereunder, and each U.S. Guarantor shall remain liable for the full amount of its obligations hereunder.

(b) Each of the U.S. Borrower and each U.S. Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to the U.S. Borrower or any Subsidiary shall be fully subordinated to the payment in full in cash of the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any U.S. Subsidiary Guarantor shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute.  All rights of the U.S. Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of, to the fullest extent permitted by applicable law (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or

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waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.03. Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the U.S. Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

SECTION 7.04. Binding Effect; Several Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the U.S. Collateral Agent and a counterpart hereof shall have been executed on behalf of the U.S. Collateral Agent, and thereafter shall be binding upon such Loan Party and the U.S. Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the U.S. Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the U.S. Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. U.S. Collateral Agent’s Fees and Expenses; Indemnification.  (a) The parties hereto agree that the U.S. Collateral Agent shall be

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entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the U.S. Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable and documented out of pocket expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby or thereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, wilful misconduct or bad faith of such Indemnitee (and any Indemnitee receiving payment under this Section 7.06(b) shall promptly refund the amount of such payment to the extent that there is a final and nonappealable judgment of a court of competent jurisdiction that such Indemnitee was not entitled to indemnification in respect of such payment by virtue of such Indemnitee’s gross negligence, wilful misconduct or bad faith).

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the U.S. Collateral Agent or any other Secured Party.  All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.06(a) of the Credit Agreement.

SECTION 7.07. U.S. Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the U.S. Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the U.S. Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the U.S. Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the U.S. Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign

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the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the U.S. Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the U.S. Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the U.S. Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the U.S. Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The U.S. Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, wilful misconduct or bad faith.

SECTION 7.08. Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment.  (a) No failure or delay by the U.S. Collateral Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the U.S. Collateral Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the U.S. Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered

34

into by the U.S. Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process.  (a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any

35

other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the U.S. Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Loan Parties hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01.  Nothing in this Agreement or any other Loan Document will affect the right of the U.S. Collateral Agent to serve process in any other manner permitted by law.

SECTION 7.15. Termination or Release.  (a) This Agreement, the Guarantees, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations (other than wholly contingent indemnification obligations) then due and owing have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposures have been reduced to zero (or, with respect to any outstanding Letters of Credit, arrangements reasonably satisfactory to the applicable Issuing Bank have been entered into) and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A U.S. Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such U.S. Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such U.S. Subsidiary Guarantor ceases to be a Subsidiary of the U.S. Borrower.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not the U.S. Borrower or a U.S. Guarantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

36

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the U.S. Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the U.S. Collateral Agent (other than as to the absence of any lien or encumbrance created by it). Without limiting the provisions of Section 7.06, Holdings and the U.S. Borrower shall reimburse the U.S. Collateral Agent upon demand for all costs and out of pocket expenses, including the reasonable fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

SECTION 7.16. Additional Grantors.  Pursuant to Section 5.09 of the Credit Agreement, each Domestic Subsidiary (other than a Domestic Subsidiary that is an Immaterial Subsidiary) that (i) was not in existence or not a Subsidiary on the Closing Date or (ii) is a Domestic Subsidiary that has ceased being an Immaterial Subsidiary, is required to enter in this Agreement as a U.S. Subsidiary Guarantor upon becoming such a Subsidiary or ceasing to be such an Immaterial Subsidiary, as the case may be. Upon execution and delivery by the U.S. Collateral Agent and such Domestic Subsidiary of a supplement in the form of Exhibit A hereto, such Domestic Subsidiary shall become a U.S. Subsidiary Guarantor hereunder with the same force and effect as if originally named as a U.S. Subsidiary Guarantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each U.S. Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Right of Setoff.  If an Event of Default shall have occurred and is continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 7.18. Conflicts.  In the event of any conflict between the provisions contained herein and the provisions contained in the Credit Agreement, the provision contained in the Credit Agreement shall control.

37

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SENSUS METERING SYSTEMS INC.,

by:

Name:
Title:

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.,

by:

Name:
Title:

M&FC HOLDING, LLC,

by:

Name:
Title:

SENSUS METERING SYSTEMS IP HOLDINGS, INC.,

by:

Name:
Title:

INVENSYS METERING HEADQUARTERS CORPORATION,

by:

Name:
Title:

SMITH-BLAIR, INC.,

by:

Name:
Title:

38

INVENSYS METERING SYSTEMS-NORTH AMERICA INC.,

by:

Name:
Title:

INVENSYS PRECISION DIE CASTING, INC.,

by:

Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as U.S. Collateral Agent,

by:

Name:
Title:

by:

Name:
Title:

39

Schedule I to
the U.S. Guarantee and
Collateral Agreement

U.S. SUBSIDIARY GUARANTORS

Name of Subsidiary	Jurisdiction of Organization	Form of Organization

M&FC Holding, LLC	Delaware	Limited Liability Company

Sensus Metering Systems IP Holdings, Inc.	Delaware	Corporation

Invensys Metering Headquarters Corporation (to be renamed Sensus Metering Headquarters Corporation)	Delaware	Corporation

Smith-Blair, Inc.	Delaware	Corporation

Invensys Metering Systems—North America Inc. (to be renamed Sensus Metering Systems—North America Inc.)	Delaware	Corporation

Invensys Precision Die Casting, Inc. (to be renamed Sensus Precision Die Casting, Inc.)	Delaware	Corporation

Schedule II to
the U.S. Guarantee and
Collateral Agreement

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage Of Equity Interests

Sensus Metering Systems Inc.	1	Sensus Metering Systems (Bermuda 2) Ltd.	1,134.415976 (series A preferred stock)	100%

Sensus Metering Systems Inc.	1	Sensus Metering Systems (Bermuda 2) Ltd.	283.603994 (common stock)	100%

Sensus Metering Systems (Bermuda 3) Ltd.	2	Sensus Metering Systems (Bermuda 2) Ltd.	7,800 (common shares)	65%

Sensus Metering Systems IP Holdings, Inc.	1	Sensus Metering Systems Inc.	100 (common stock)	100%

Invensys Metering Headquarters Corporation (to be renamed Sensus Metering Headquarters Corporation)	3	M&FC Holding, LLC	1,000 (common stock)	100%

Smith-Blair Inc.	4	M&FC Holding, LLC	100 (common stock)	100%

Invensys Metering Systems—North America Inc. (to be renamed Sensus Metering Systems—North America Inc.)	6	M&FC Holding, LLC	100 (common stock)	100%

Invensys Precision Die Casting, Inc. (to be renamed Sensus Precision Die Casting, Inc.)	4	M&FC Holding, LLC	100 (common stock)	100%

DEBT SECURITIES

None.

Schedule III to
the U.S. Guarantee and
Collateral Agreement

PART A: SENSUS METERING SYSTEMS INC.

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY SENSUS METERING SYSTEMS INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART 1

LICENSES/SUBLICENSEES OF SENSUS METERING SYSTEMS INC.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF SENSUS METERING SYSTEMS INC.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY SENSUS METERING SYSTEMS INC.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY SENSUS METERING SYSTEMS INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

PART B: SENSUS METERING SYSTEMS (BERMUDA 2) LTD.

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY
SENSUS METERING SYSTEMS (BERMUDA 2) LTD.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART I

LICENSES/SUBLICENSEES OF
SENSUS METERING SYSTEMS (BERMUDA 2) LTD.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF
SENSUS METERING SYSTEMS (BERMUDA 2) LTD.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY SENSUS METERING SYSTEMS (BERMUDA 2) LTD.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY
SENSUS METERING SYSTEMS (BERMUDA 2) LTD.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

PART C: M&FC HOLDING, LLC

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY M&FC HOLDING, LLC

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART I

LICENSES/SUBLICENSEES OF M&FC HOLDING, LLC
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF M&FC HOLDING, LLC
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY M&FC HOLDING, LLC

U.S. Patent Registrations

The assignees listed below reflect assignments and recordations that have already been filed with the United States Patent and Trademark Office (“USPTO”) but that may not in each case have been fully processed by the USPTO as of the effective date of this Agreement.  Therefore, the USPTO databases may not as of the effective date of this Agreement reflect the assignee information set forth below.

Docket	Pub/Patent No.	Assignee	Status	App No.	App Date	Pub/Grant Date	Title

84522	US4538841	M&FC Holding, LLC	Granted	US1984000620429	6/14/1984	9/3/1985	Insulated pipe couplings

85534	US4606565	M&FC Holding, LLC	Granted	US1985000765674	8/15/1985	8/19/1986	Pipe couplings

83513	US4652877	M&FC Holding, LLC	Granted	US1983000510753	7/1/1983	3/24/1987	Utility Meter Data Collection and Transmission System

85531	US4663970	M&FC Holding, LLC	Granted	US1985000771880	9/3/1985	5/12/1987	Tamperproof water meter

83514	US4758836	M&FC Holding, LLC	Granted	US1983000505032	6/20/1983	7/19/1988	Inductive coupling system for the bi-directional transmission of digital data

83513C	US4782341	M&FC Holding, LLC	Granted	US1986000848287	4/4/1986	11/1/1988	Meter data gathering and transmission system

88526	US4802652	M&FC Holding, LLC	Granted	US1988000149284	1/28/1988	2/7/1989	Tapered ball valve

90523	US4829449	M&FC Holding, LLC	Granted	US1986000826332	2/5/1986	5/9/1989	Method and apparatus for measuring and providing corrected gas flow

90522	US5009245	M&FC Holding, LLC	Granted	US1990000587621	9/20/1990	4/23/1991	Pressure regulator

89518	US5069490	M&FC Holding, LLC	Granted	US1989000418122	10/6/1989	12/3/1991	Pipe coupling with spring off-set

89517	US5080744	M&FC Holding, LLC	Granted	US1989000353872	5/18/1989	1/14/1992	Process to produce a cover for a utility meter register

Docket	Pub/Patent No.	Assignee	Status	App No.	App Date	Pub/Grant Date	Title

90524	US5088322	M&FC Holding, LLC	Granted	US1990000530100	5/29/1990	2/18/1992	Extended range flow meter

89517D	US5114792	M&FC Holding, LLC	Granted	US1991000680338	4/4/1991	5/19/1992	Moisture resistant laminated cover electronic utility meter

90519	US5131688	M&FC Holding, LLC	Granted	US1990000635343	12/28/1990	7/21/1992	Pipe insulator and method for making same

	US5190324	M&FC Holding, LLC	Granted	US1991000788425	11/6/1991	3/2/1993	Pipe restraining member

93529	US5434911	M&FC Holding, LLC	Granted	US1993000072737	6/4/1993	7/18/1995	Call in-bound remote reading and data collection system

93532	US5438329	M&FC Holding, LLC	Granted	US1993000072241	6/4/1993	8/1/1995	Duplex bi-directional multi-mode remote instrument reading and telemetry system

93530C	US5454031	M&FC Holding, LLC	Granted	US1995000400549	3/8/1995	9/26/1995	Dial inbound meter interface unit which derives its power from a telephone line

95554	US5605357	M&FC Holding, LLC	Granted	US1995000461115	6/5/1995	2/25/1997	Pipe collar

96540	US5842726	M&FC Holding, LLC	Granted	US1996000607659	2/27/1996	12/1/1998	Preformed transition pipe coupling

96538	US5856791	M&FC Holding, LLC	Granted	US1996000658238	6/4/1996	1/5/1999	Port expander for utility meter reading

97680	US5877430	M&FC Holding, LLC	Granted	US1997000876086	6/13/1997	3/2/1999	Pressure measuring system for gas flow meter

97585	US5967568	M&FC Holding, LLC	Granted	US1997000874152	6/13/1997	10/19/1999	Plastic pipe adaptor for a mechanical joint

93531	US6087957	M&FC Holding, LLC	Granted	US1993000141412	10/22/1993	7/11/2000	Meter data gathering and transmission system

97585D2	US6131265	M&FC Holding, LLC	Granted	US1999000356582	7/19/1999	10/17/2000	Method of making a plastic pipe adaptor

97585D	US6168210	M&FC Holding, LLC	Granted	US1998000100221	6/19/1998	1/2/2001	Pipe coupling

98619	US6250167	M&FC Holding, LLC	Granted	US1998000144160	8/31/1998	6/26/2001	Removable radio frequency sensor assembly for a turbine flow meter

Docket	Pub/Patent No.	Assignee	Status	App No.	App Date	Pub/Grant Date	Title

99582	US6268683	M&FC Holding, LLC	Granted	US1999000258475	2/26/1999	7/31/2001	Transducer Configurations And Related Method

99584	US6453757	M&FC Holding, LLC	Granted	US1999000305991	5/6/1999	9/24/2002	Symmetrical ultrasound gas flow meter housing and related multi-configuration gas flow meter assembly

	USD339975	M&FC Holding, LLC	Granted	US1991000789143	11/6/1991	10/5/1993	Pipe restrainer collar member

91524R	USRE36401	M&FC Holding, LLC	Granted	US1997000926192	9/9/1997	11/23/1999	Tandem rotor turbine meter and field calibration module

U.S. Patent Applications

None.

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY M&FC HOLDING, LLC

U.S. Trademark Registrations and Applications

The assignees listed below reflect assignments and recordations that have already been filed with the USPTO but that may not in each case have been fully processed by the USPTO as of the effective date of this Agreement.  Therefore, the USPTO databases may not as of the effective date of this Agreement reflect the assignee information set forth below.

Assignee	Trademark Name	Reg.Number/ App #	Reg. Date	Filing Date

M&FC Holding, LLC	ACT-PAK	1,361,623/Serial No.: 73-530,897	9/24/1985	4/5/1985

M&FC Holding, LLC	AUTO-ADJUST	1,216,230/Serial No.: 73-322,532	11/9/1982	8/6/1981

M&FC Holding, LLC	AUTOCORECTOR	1,796,281/Serial App. No.: 74-314,344	10/5/1993	9/16/1992

M&FC Holding, LLC	AUTOREAD	1,914,127/Serial No.: 74-411,706	8/22/1995	7/9/1993

M&FC Holding, LLC	AUTOVU	2,192,702/Serial No.: 75-203,040	9/29/1998	11/22/1996

M&FC Holding, LLC	ELECTROCORECTOR	1,431,824/73-610,743	3/10/1987	7/21/1986

M&FC Holding, LLC	ELECTROCORECTOR	1,431,824/Serial No.: 73-610,743	3/10/1987	7/21/1986

M&FC Holding, LLC	EQUIMETER and Design	1,650,036/Serial No.: 74-081,375	7/9/1991	7/23/1990

M&FC Holding, LLC	EQUIMETER ELECTRO CORECTOR	1,648,038/Serial No.: 74-081,374	6/18/1991	7/23/1990

M&FC Holding, LLC	EZ-TRANS	2,216,614/75-062,485	1/5/1999	2/23/1996

M&FC Holding, LLC	FIRELINE	1,459,076/Serial No.: 73-648,697	9/29/1987	3/9/1987

M&FC Holding, LLC	FLEXI-BLUE	2,234,803/75-189,297	3/23/1999	10/29/1996

M&FC Holding, LLC	FLEXI-COAT	Serial No.: 75-599,166	12/3/1998

M&FC Holding, LLC	FULL CIRCLE	618,510/Serial No.: 71-684, 240	1/3/1956	3/25/1955

M&FC Holding, LLC	GQS	2,632,978/ 76-192,247	10/8/2002	1/10/2001

M&FC Holding, LLC	HYPREGUN	628,657/71-700,815	6/12/1956	12/29/1955

M&FC Holding, LLC	ICON	Serial No: 78-115,490	3/18/2002

M&FC Holding, LLC	ICON	Serial No.: 78-149,779	8/1/2002

M&FC Holding, LLC	ICON and Design	Serial No.: 78-149,811	8/1/2002

M&FC Holding, LLC	ICONFIG	78/275493	7/17/03

M&FC Holding, LLC	IGS	Serial No.: 78-115,504	3/18/2002

Assignee	Trademark Name	Reg.Number/ App #	Reg. Date	Filing Date

M&FC Holding, LLC	INFOREAD	2,154,246/Serial No.: 75-145,654	4/28/1998	12/7/1995

M&FC Holding, LLC	MAXI-GRIP Stylized Letters	1,160,616/Serial No.: 73-234,823	7/14/1981	10/11/1979

M&FC Holding, LLC	MULTIREAD	2,082,019/Serial No.: 74-656,446	7/22/1997	4/5/1995

M&FC Holding, LLC	NEXCORR	2,306,062/75-584, 980	1/4/2000	11/9//98

M&FC Holding, LLC	PHONREAD	1,874,561/Serial No.: 74-369,674	1/17/1995	3/19/1993

M&FC Holding, LLC	Professor and Design	2,436,491/75-775-913	3/20/2001	8/13/1999

M&FC Holding, LLC	QUADRICORR	2,686,806/ 78-129,519	2/11/2003	5/17/2002

M&FC Holding, LLC	QUANTUM Stylized Letters	2,369,271/Serial No.: 75-496,896	6/5/1998

M&FC Holding, LLC	RADIOREAD	1,866,225/Serial No.: 74-250,275	12/6/1994	2/27/1992

M&FC Holding, LLC	RADIOREAD	1,833,253/Serial No.: 74-801,608	4/26/1994	2/27/1992

M&FC Holding, LLC	REDI-CLAMP	1,234,283/Serial No.: 73-332,660	4/12/1983	10/15/1981

M&FC Holding, LLC	RV STYLIZED LETTERS	1,665,646/Serial No.: 74-090,226	11/26/1991	8/21/1990

M&FC Holding, LLC	S and Design	1,655,309/Serial No.: 74-049,796	9/3/1991	4/13/1990

M&FC Holding, LLC	S SENSUS and Design	1,744,310/Serial. No.: 74-049,811	1/5/1993	4/13/1990

M&FC Holding, LLC	SB Stylized Letters	2,446,694/Serial No.: 75-413,196	4/24/2001	1/2/1998

M&FC Holding, LLC	SEALED REGISTER	755,979/Serial No.: 72-115,847	9/3/1963	3/16/1961

M&FC Holding, LLC	SENSUS	1,824,978/74-338,158	3/8/1994	12/7/1992

M&FC Holding, LLC	SENSUS	1,824,978/Serial No.: 74-338,158	3/8/1994	12/7/1992

M&FC Holding, LLC	SENSUS	1,744,309/74-049,353	1/5/1993	4/13/1990

M&FC Holding, LLC	SENSUS SOFTECH	2,308,548/Serial No.: 75-461,059	1/18/2000	4/2/1998

M&FC Holding, LLC	SENSUS SOFTECH, INC and Design	2,307,076/Serial No.: 75-470-014	1/11/2000	4/20/1998

M&FC Holding, LLC	SMITH BLAIR and Design	622,013/Serial No.: 71-684,250	2/28/1956	3/25/1955

M&FC Holding, LLC	SMITH-BLAIR	732,941/Serial No.: 72-124,683	6/19/1962	7/25/1961

M&FC Holding, LLC	SONIX	2,548,546/Serial No.: 75-700,854	3/12/2002	5/7/1999

M&FC Holding, LLC	SR	735,984 No.: 72-119,424	8/14/1962	5/4/1961

M&FC Holding, LLC	SRII	1,359,052/Serial No.: 73-528,096	9/10/1985	3/21/1985

M&FC Holding, LLC	TOUCHREAD	1,475,682/Serial No.: 73-618,909	2/9/1988	9/8/1986

Assignee	Trademark Name	Reg.Number/ App #	Reg. Date	Filing Date

M&FC Holding, LLC	TOUCHREADER	Serial No.: 2,260,662/Serail No.: 75-429,616	7/13/1999	2/5/1998

M&FC Holding, LLC	WATER JOURNAL	1,032,247/Serial No.: 73-020,054	2/3/1976	4/29/1974

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

PART D: SENSUS METERING SYSTEMS IP HOLDINGS, INC.

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY
SENSUS METERING SYSTEMS IP HOLDINGS, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART I

LICENSES/SUBLICENSEES OF
SENSUS METERING SYSTEMS IP HOLDINGS, INC.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF
SENSUS METERING SYSTEMS IP HOLDINGS, INC.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY SENSUS METERING SYSTEMS IP HOLDINGS, INC.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY
SENSUS METERING SYSTEMS IP HOLDINGS, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

PART E: INVENSYS METERING HEADQUARTERS CORPORATION
(TO BE RENAMED SENSUS METERING HEADQUARTERS CORPORATION)

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY
INVENSYS METERING HEADQUARTERS CORPORATION
(TO BE RENAMED SENSUS METERING HEADQUARTERS CORPORATION)

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART I

LICENSES/SUBLICENSEES OF
INVENSYS METERING HEADQUARTERS CORPORATION
(TO BE RENAMED SENSUS METERING HEADQUARTERS CORPORATION)
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF
INVENSYS METERING HEADQUARTERS CORPORATION
(TO BE RENAMED SENSUS METERING HEADQUARTERS CORPORATION)
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY
INVENSYS METERING HEADQUARTERS CORPORATION
(TO BE RENAMED SENSUS METERING HEADQUARTERS CORPORATION)

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY
INVENSYS METERING HEADQUARTERS CORPORATION
(TO BE RENAMED SENSUS METERING HEADQUARTERS CORPORATION)

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

PART F: SMITH-BLAIR, INC.

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY
SMITH-BLAIR, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART I

LICENSES/SUBLICENSEES OF
SMITH-BLAIR, INC.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF
SMITH-BLAIR, INC.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY SMITH BLAIR, INC.

U.S. Patent Registrations

The assignees listed below reflect assignments and recordations that have already been filed with the USPTO but that may not in each case have been fully processed by the USPTO as of the effective date of this Agreement.  Therefore, the USPTO databases may not as of the effective date of this Agreement reflect the assignee information set forth below.

Docket	Pub/Patent No.	Assignee	Status	App No.	App Date	Pub/Grant Date	Title

	US4648631	Smith-Blair, Inc.	Granted	US1985000810637	12/19/1985	3/10/1987	Reducing coupling

U.S. Patent Applications

None.

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY
SMITH-BLAIR, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

PART G: INVENSYS METERING SYSTEMS—NORTH AMERICA INC.
(TO BE RENAMED SENSUS METERING SYSTEMS—NORTH AMERICA INC.)

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY
INVENSYS METERING SYSTEMS—NORTH AMERICA INC.
(TO BE RENAMED SENSUS METERING SYSTEMS—NORTH AMERICA INC.)

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART I

LICENSES/SUBLICENSEES OF
INVENSYS METERING SYSTEMS—NORTH AMERICA INC.
(TO BE RENAMED SENSUS METERING SYSTEMS—NORTH AMERICA INC.)
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

Royalty-bearing Patent License from THAT Corporation to Invensys Metering Systems—North America Inc., dated May 1, 2002, for U.S. Patent No. 5,736,846.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF
INVENSYS METERING SYSTEMS—NORTH AMERICA INC.
(TO BE RENAMED SENSUS METERING SYSTEMS—NORTH AMERICA INC.)
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY
INVENSYS METERING SYSTEMS—NORTH AMERICA INC.
(TO BE RENAMED SENSUS METERING SYSTEMS—NORTH AMERICA INC.)

U.S. Patent Registrations

The assignees listed below reflect assignments and recordations that have already been filed with the USPTO but that may not in each case have been fully processed by the USPTO as of the effective date of this Agreement.  Therefore, the USPTO databases may not as of the effective date of this Agreement reflect the assignee information set forth below.

Docket	Pub/Patent No.	Assignee	Status	App No.	App Date	Pub/Grant Date	Title

	US6626048	Invensys Metering Systems – North America Inc.	Filed	US806257	7/9/01	9/30/03	MAGNETIC FLOW METER

U.S. Patent Applications

Docket	Document No.	Assignee	Status	App Date	Title

01506	US2002163442	Invensys Metering Systems - North America Inc.	Filed	5/2/2002	Automatic Meter Reading Module

01512	US2002138332	Invensys Metering Systems - North America Inc.	Filed	5/3/2002	System and Method For Communicating and Control of Automated Meter Reading

01514	205489	Invensys Metering Systems - North America Inc.	Filed	7/26/2002	Solid State Electricity Meter

02515	355312	Invensys Metering Systems - North America Inc.	Filed	1/31/2003	Printed Circuit Board Antenna Structure

02530P	60/444086	Invensys Metering Systems - North America Inc.	Filed	1/31/2003	Printed Circuit Board Dipole Antenna Structure With Impedance Matching Trace

01539	10/653339	Invensys Metering Systems - North America Inc.	Filed	9/2/2003	Apparatus and Method For Quantity Water Metering Testing

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY
INVENSYS METERING SYSTEMS—NORTH AMERICA INC.
(TO BE RENAMED SENSUS METERING SYSTEMS—NORTH AMERICA INC.)

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

PART H: INVENSYS PRECISION DIE CASTING, INC.
(TO BE RENAMED SENSUS PRECISION DIE CASTING, INC.)

COPYRIGHTS

U.S. COPYRIGHTS OWNED BY
INVENSYS PRECISION DIE CASTING, INC.
(TO BE RENAMED SENSUS PRECISION DIE CASTING, INC.)

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

LICENSES

PART I

LICENSES/SUBLICENSEES OF
INVENSYS PRECISION DIE CASTING, INC.
(TO BE RENAMED SENSUS PRECISION DIE CASTING, INC.)
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PART 2

LICENSEES/SUBLICENSES OF
INVENSYS PRECISION DIE CASTING, INC.
(TO BE RENAMED SENSUS PRECISION DIE CASTING, INC.)
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

PATENTS

PATENTS OWNED BY
INVENSYS PRECISION DIE CASTING, INC.
(TO BE RENAMED SENSUS PRECISION DIE CASTING, INC.)

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

Non-U.S. Patent Registrations

None.

Non-U.S. Patent Registrations

None.

TRADEMARKS

TRADEMARK/TRADE NAMES OWNED BY
INVENSYS PRECISION DIE CASTING, INC.
(TO BE RENAMED SENSUS PRECISION DIE CASTING, INC.)

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

Exhibit A to the
U.S. Guarantee and
Collateral Agreement

SUPPLEMENT NO. [•] dated as of [•], to the U.S. Guarantee and Collateral Agreement dated as of December [•], 2003 (the “U.S. Guarantee and Collateral Agreement”), among SENSUS METERING SYSTEMS INC., a Delaware corporation (the “U.S. Borrower”), SENSUS METERING SYSTEMS (BERMUDA 2) LTD., a company organized in Bermuda (“Holdings”), each subsidiary of the U.S. Borrower listed on Schedule I thereto (each such subsidiary individually a “U.S. Subsidiary Guarantor” and collectively, the “U.S. Subsidiary Guarantors”; the U.S. Subsidiary Guarantors, Holdings and the U.S. Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE FIRST BOSTON, (together with its affiliates, “CSFB”), as U.S. collateral agent (in such capacity, the “U.S. Collateral Agent”) for the Secured Parties (as defined herein).

A.  Reference is made to the Credit Agreement dated as of December [•], 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, the European Borrower, Holdings, the lenders named therein (the “Lenders”), and CSFB, as general administrative agent (in such capacity, the “General Administrative Agent”) and U.S. collateral agent for the Lenders.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the U.S. Guarantee and Collateral Agreement referred to therein, as applicable.

C.  The Grantors have entered into the U.S. Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit.  Section 7.16 of the U.S. Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become U.S. Subsidiary Guarantors and Grantors under the U.S. Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a U.S. Subsidiary Guarantor and a Grantor under the U.S. Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the U.S. Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 7.16 of the U.S. Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and

U.S. Subsidiary Guarantor under the U.S. Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and U.S. Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the U.S. Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and U.S. Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the U.S. Guarantee and Collateral Agreement), does hereby create and grant to the U.S. Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the U.S. Guarantee and Collateral Agreement) of the New Subsidiary.  Each reference to a “Grantor” or a “U.S. Subsidiary Guarantor” in the U.S. Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary.  The U.S. Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the U.S. Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except to the extent that enforeability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the U.S. Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the U.S. Collateral Agent.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Subsidiary hereby represents and warrants that set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.  Except as expressly supplemented hereby, the U.S. Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

2

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the U.S. Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the U.S. Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9.  The New Subsidiary agrees to reimburse the U.S. Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the U.S. Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the U.S. Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by:

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

3

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as U.S. Collateral Agent by:

Name:
Title:

by:

Name:
Title:

4

Schedule I to
Supplement No. [•] to the
U.S. Guarantee and
Collateral Agreement

Pledged Subsidiary Stock of the New Subsidiary

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Pledged Intercompany Notes

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

Exhibit B to
U.S. Guarantee and
Collateral Agreement

FORM OF PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of December [•], 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sensus Metering Systems Inc., a Delaware corporation (the “U.S. Borrower”), Sensus Metering Systems (Bermuda 2) Ltd., a company organized under the laws of Bermuda (“Holdings”), the lenders from time to time party thereto (the “Lenders”), Credit Suisse First Boston, as general administrative agent (in such capacity, the “General Administrative Agent”), and U.S. collateral agent, and Goldman Sachs Credit Partners, L.P., as syndication agent.  Capitalized terms used but not defined herein have the meanings set forth in either the Credit Agreement or the U.S. Guarantee and Collateral Agreement referred to therein, as applicable.

The undersigned Financial Officers of the U.S. Borrower hereby certify to the General Administrative Agent and each other Secured Party as follows:

1.             Names.  (a)   The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

Exact Legal Name of Each Grantor

(b)  Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name in Past 5 Years

(c)  Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years.  Changes in identity or corporate structure would include mergers, amalgamations, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization.  If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger, amalgamation or consolidation.

(d)  The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Grantor	Other Name Used

(e)  Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

Grantor	Organizational Identification Number

(f)  Set forth below is the Federal Taxpayer Identification Number of each Grantor(1):

Grantor	Federal Taxpayer Identification Number

2.  Current Locations.  (a)  The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(1) Only necessary for filing in North Dakota and South Dakota.

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(b)  Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

(c)  The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment or other Collateral not identified above:

Grantor	Mailing Address	County	State

(e)  Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

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(f)  Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property and the fair market value apportioned to each site:

Address	Owned/Leased	Entity	Value

(g) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Mailing Address	County	State

3.  Unusual Transactions.  All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4.  File Search Reports.  File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5.  UCC Filings.  Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6.  Schedule of Filings.  Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7.  Stock Ownership and other Equity Interests.  Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding shares, stock, partnership interests, limited liability company membership interests or other equity interest of the U.S. Borrower and each Subsidiary and the record and beneficial owners of such shares, stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of Holdings, the U.S. Borrower or any Subsidiary

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that represents 50% or less of the equity of the entity in which such investment was made.

8.  Debt Instruments.  Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by Holdings, the U.S. Borrower and each Subsidiary that are required to be pledged under the Guarantee and Collateral Agreement, including all intercompany notes between Holdings and each Subsidiary of Holdings and each Subsidiary of Holdings and each other such Subsidiary.

9.  Deposit Accounts.  Attached hereto as Schedule 9 is a true and correct list of deposit accounts, brokerage accounts or securities investment accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.

10.  Assignment of Claims Act.  Attached hereto as Schedule 10 is a true and correct list of all Government Contracts of each Grantor that as of the date hereof constitute Material Contracts, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

11.  Advances.  Attached hereto as Schedule 11 is (a) a true and correct list of all advances made by the U.S. Borrower to any Subsidiary of the U.S. Borrower or made by any Subsidiary of the U.S. Borrower to the U.S. Borrower or to any other Subsidiary of the U.S. Borrower (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the U.S. Collateral Agent under this Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor.

12.  Mortgage Filings.  Attached hereto as Schedule 12 is a schedule setting forth, with respect to each mortgaged property, (a) the exact name of the person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the U.S. Collateral Agent to obtain a perfected security interest therein.

13.  Intellectual Property.  Attached hereto as Schedule 13A in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 13B in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor’s Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

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14.  Commercial Tort Claims.  Attached hereto as Schedule 14 is a true and correct list of commercial tort claims in excess of $500,000 held by any Grantor, including a brief description thereof.

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IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [•] day of December, 2003.

SENSUS METERING SYSTEMS INC.

by

Name:
Title: [Financial Officer]

by

Name:
Title: [Financial Officer]

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